                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     November 15, 2001
                                                --------------------------------



                         Retractable Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Texas                         000-30885                 75-2599762
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
        of Incorporation)             File Number)           Identification No.)



511 Lobo Lane, Little Elm, Texas                                   75068-0009
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5            OTHER EVENTS

         On November 15, 2001, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:             November 19, 2001         RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ THOMAS J. SHAW
                                               _________________________________
                                               THOMAS J. SHAW
                                               CHAIRMAN, PRESIDENT, AND
                                               CHIEF EXECUTIVE OFFICER

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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99                         Press Release of Retractable Technologies, Inc.
                           issued November 15, 2001